Exhibit 10.20
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                          SECURITIES PURCHASE AGREEMENT

     SECURITIES PURCHASE AGREEMENT, dated as of September 18, 2000 (this "Agreement"), among Diamond Aviation, Inc., a Georgia corporation (the "Company"), International Airline Support Group, Inc., a Delaware corporation ("IASG"), and the Purchasers listed on Schedule I (the "Purchasers").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, IASG currently owns all of the outstanding shares of capital stock of the
Company;  and

     WHEREAS, the Company desires to issue to each Purchaser and each Purchaser desires to purchase (such issuance and purchase being hereinafter referred to collectively as the "Transaction") from the Company the Shares (as such term is defined below) in such amounts as set forth next to such Purchaser's name on
Schedule  I;  and

     WHEREAS, certain terms used in this Agreement are defined in Section 8.1 hereof;

     NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter contained, the parties hereto hereby agree as follows:
1.     SALE  AND  PURCHASE  OF  SHARES.

1.1     Sale  and  Purchase  of  Shares.  Subject to the terms and conditions of
        -------------------------------
this Agreement, on the Closing Date (as defined in Section 3.1 hereof), the Company shall sell, assign, transfer, convey and deliver to each Purchaser, and each Purchaser shall purchase from the Company the number of shares of Common Stock, without par value (the "Common Stock"), listed next to such Purchaser's name on Schedule I (referred to herein as the "Shares"), for the Purchase Price (as defined in Section 2.1 below) and upon the terms and conditions hereinafter set forth.
2.     PURCHASE  PRICE.

2.1     Amount  of  Purchase  Price.  The purchase price for the Shares shall be
        ---------------------------
$1.00 per share (the "Purchase Price"). The Purchase Price shall be payable as provided in Section 2.2 hereof.

2.2     Payment of the Purchase Price.  At the Closing, the Purchasers shall pay
        -----------------------------
     the Purchase Price for the Shares by wire transfer of immediately available funds or by such other method as may be reasonably acceptable to the Company and the Purchasers to such account of the Company as shall have been designated in advance to the Purchasers by the Company.
3.     CLOSING;  TERMINATION  OF  AGREEMENT.

3.1     Closing  Date.  The  closing  of  the  sale  and  purchase of the Shares
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provided  for  in  Section 1.1 (the "Closing") shall take place at 10:00 a.m. at the offices of Ellis, Funk, Goldberg, Labovitz & Dokson, P.C. in Atlanta, Georgia (or at such other place as the parties hereto may mutually agree) on the date hereof, or on such other date as the parties hereto may mutually agree. The date on which the Closing is held is referred to in this Agreement as the "Closing Date." At the Closing, the parties shall execute and deliver the documents referred to in Section 7 hereof.

4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company and IASG jointly and severally represent and warrant to each Purchaser that:

4.1     Organization;  Good  Standing;  Capitalization.
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(a)     The  Company  is  validly existing and in good standing as a corporation under the laws of the State of Georgia and has full corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now conducted and as it is proposed to be conducted. The Company is duly qualified or authorized to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which the conduct of its business or the ownership of its properties or assets requires such qualification or authorization, except for those jurisdictions where the failure to be so qualified would not, individually or in the aggregate, have or result in a Material adverse effect on the business, properties, results of operations, prospects or conditions (financial or otherwise) of the Company (a "Material Adverse Change").

(b) The authorized capital stock of the Company consists of 10,000,000 shares of Common Stock. All of the outstanding capital stock of the Company is owned by IASG. There is no existing option, warrant, call, right, commitment or other agreement of any character to which the Company is a party requiring, and there are no securities of the Company outstanding which upon conversion or exchange would require, the issuance, sale or transfer of any additional shares of capital stock or other equity securities of the Company or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of capital stock or other equity securities of the Company. The Company is not a party to, nor aware of, any voting trust or other voting agreement with respect to any of the securities of the Company or to any agreement relating to the issuance, sale, redemption, transfer or other disposition of the capital stock of the Company.

(c) All outstanding shares of Common Stock in the Company have been duly authorized, are validly issued and outstanding, are fully paid and nonassessable and have been issued in compliance with all applicable securities and Blue Sky laws and consistent with any preemptive rights of any Person.

(d) Immediately after the Closing, the Purchasers will own 66.32% of all outstanding voting and common stock of the Company (assuming exercise of all options, warrants or other rights to acquire common stock that are outstanding or reserved for future issuance).

4.2     Authorization  of  Agreement; Enforceability.  The Company and IASG have
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all requisite power and authority to execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by the Company or IASG in connection with the consummation of the transactions contemplated by this Agreement (the
"Transaction Documents"), and to perform fully their respective obligations hereunder and thereunder. The execution, delivery and performance by the Company and IASG of this Agreement and the Transaction Documents have been duly authorized by all necessary action on the part of the Company and IASG. This Agreement and each of the Transaction Documents have been duly and validly executed and delivered by the Company and IASG and (assuming the due authorization, execution and delivery thereof by each Purchaser) this Agreement and each of the Transaction Documents constitute the legal, valid and binding obligations of the Company and IASG enforceable against the Company and IASG in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' fights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

4.3     Subsidiaries;  Affiliated Entities.  The Company has no Subsidiaries and
        ----------------------------------
does not rely on any affiliated entity, other than IASG, in the conduct of the Company's business.

4.4     Consents of Third Parties.  Except as set forth in Schedule 4.4, none of
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     the execution and delivery by the Company or IASG of this Agreement and the
Transaction Documents, the consummation of the transactions contemplated hereby or thereby, or compliance by the Company and IASG with any of the provisions hereof or thereof will (a) conflict with, or result in the breach of, any provision of the articles of incorporation or by-laws of the Company or IASG,
(b) except as set forth on Schedule 4.4, conflict with, violate, result in the breach or termination of, or constitute a default or give rise to any fight of termination or acceleration or right to increase the obligations or otherwise modify the terms thereof under any Contract, Permit or Order to which the Company or IASG is a party or by which the Company or IASG or any of its properties or assets is bound; (c) constitute a violation of any Law applicable to the Company or IASG, or (d) result in the creation of any Lien upon the properties or assets of the Company or IASG, other than, in the case of clauses
(b), (c) and (d), any such conflict, violation, breach, termination, acceleration or other event which, individually or in the aggregate, could not reasonably be expected to cause a Material Adverse Change. Other than those which have been obtained or made and other than filings pursuant to the Securities Act of 1933, as amended, and applicable state blue sky laws, which filings will be made following the closing within the prescribed period therefor, no consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of the Company or IASG in connection with the execution and delivery of this Agreement or the Transaction Documents, or the compliance by the Company or IASG with any of the provisions hereof or thereof.

4.5     Authorization of Shares.  The issuance, sale, and delivery of the Shares
        ------------------------
     have been duly authorized by all requisite action of the Company, and, when issued, sold, and delivered in accordance with this Agreement, the Shares will be validly issued and outstanding, fully paid, and non-assessable, with no personal liability attaching to the ownership thereof, and, except as may be set forth in the Stockholders Agreement, not subject to preemptive or any other similar rights of the shareholders of the Company or others.

4.6     Financial  Statements.
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(a)      The  Company  has  provided to the Purchasers prior to the Closing Date copies of (i) the 1999 and 1998 federal S corporation income tax returns of the Company, and (ii) the unaudited balance sheet of the Company as of August 31, 2000, and the related unaudited statements of income and cash flows for the period then ended which have been prepared by the Company (such statements, including the related notes and schedules thereto, are referred to herein as the
     "Financial Statements"). The Financial Statements were prepared in good faith by the Company, are complete and correct in all material respects, have been prepared in conformity with generally accepted accounting principles consistently applied by the Company and present fairly the financial position, results of operations and cash flows of the Company as of the dates and for the periods indicated, except for the absence of footnotes and customary year-end adjustments.

(b) Since April 26, 2000 (the "Acquisition Date") and to the Company's or IASG's Knowledge, before the Acquisition Date, the Company has not (i) created or maintained any bank accounts, funds or pools of funds not reflected on the corporate books of account, or as to which the receipts and disbursements therefrom have not been reflected on such books; (ii) disguised or intentionally misrecorded the actual nature of receipts or disbursements on the corporate books of account; (iii) paid any fees to consultants or commercial agents which exceeded the reasonable value of the services purported to have been rendered; or (iv) made any payments or reimbursements to personnel of the Company for the purposes of enabling them to expend time or to make payments of the kind or for the purposes referred to in (i) - (iii) above.

4.7     No  Undisclosed  Liabilities.  Except  as  set  forth  on  Schedule 4.7:
        ----------------------------                               ------------

(a) the Company has no liabilities (whether accrued, absolute, contingent or otherwise, and whether due or to become due or asserted or unasserted), except  (a)  obligations  under  Contracts  described  in Schedule 4.13 or under
                                                          -------------
Contracts that are not required to be disclosed thereon as a result of dollar thresholds therein; (b) liabilities provided for in the Financial Statements;
(c) liabilities (other than accounts payable) incurred since the Acquisition Date and to the Company's or IASG's Knowledge, since December 31, 1999, in the ordinary course of business, the sum of which is, in the aggregate, no greater than $20,000; and (d) accounts payable in excess of those shown on the Financial Statements, incurred in the ordinary course of business, the sum of which is, in the aggregate, not greater than $20,000. Unless specifically disclosed as a breach on Schedule 4.7, disclosure of a Contract on Schedule 4.13 shall not be
            ------------                              -------------
indicative  of a breach of any provision of such Contract.  Schedule 4.7 details
                                                            ------------
all  of  the  Company's  accounts  payable as of the date of this Agreement; and

(b) the Company does not have any indebtedness or owe any other amounts to IASG or any affiliate of IASG.

4.8     Absence  of  Certain  Developments.  Except as set forth in Schedule 4.8
        ----------------------------------                          ------------
and since the Acquisition Date and to the Company's or IASG's Knowledge, since December 31, 1999:

(i) there has not been any Material Adverse Change nor has any event occurred which could reasonably be expected to result in any Material Adverse Change; or

(ii) there has not been any damage, destruction or loss, whether or not covered by insurance, with respect to the property and assets of the Company having a replacement cost of more than $10,000 for any single loss or $20,000 for all such losses;

(iii) there has not been any declaration, setting a record date, setting aside or authorizing the payment of, any dividend or other distribution in respect of any shares of capital stock of the Company or any repurchase, redemption or other acquisition by the Company, of any of the outstanding shares of capital stock or other securities of, or other ownership interest in, the Company;

(iv) there has not been any transfer, issue, sale or other disposition by the Company of any shares of capital stock or other securities of the Company or any grant of options, warrants, calls or other rights to purchase or otherwise acquire shares of such capital stock or such other securities;

(v) except with respect to the hiring of new Employees in the ordinary course of business whose annual compensation in the aggregate is not greater than $100,000 (exclusive of benefits), the Company has not awarded or paid any bonuses to Employees of the Company nor has the Company entered into any employment, deferred compensation, severance or similar agreements (nor amended any such agreement) or agreed to increase the compensation payable or to become payable by it to any of the Company's directors, officers, Employees, agents or Representatives or agreed to increase the coverage or benefits available under any severance pay, termination pay, vacation pay, company awards, salary continuation for disability, sick leave, deferred compensation, bonus or other incentive compensation, insurance, pension or other employee benefit plan, payment or arrangement made to, for or with such directors, officers, Employees, agents or Representatives, other than in the ordinary course of business consistent with past practice which increases in the aggregate do not exceed $20,000 in annual cost to the Company, and other than as may have been required by law or insurers;

(vi) the Company has not made any loans, advances or capital contributions to, or investments in, any Person or paid any fees or expenses to any Affiliate of the Company, other than for reimbursement of expenses in the ordinary course of business consistent with past practices;

(vii) the Company has not mortgaged, pledged or subjected to any Lien any of its assets, or acquired any assets or sold, assigned, transferred, conveyed, leased or otherwise disposed of any assets, except for assets acquired or sold, assigned, transferred, conveyed, leased or otherwise disposed of in the ordinary course of business consistent with past practice;

(viii) the Company has not discharged or satisfied any Lien, or paid any obligation or liability (fixed or contingent), except in the ordinary course of business consistent with past practice and which, in the aggregate, would not be material  to  the  Company;

(ix) the Company has not canceled or compromised any debt or claim or amended, canceled, terminated, relinquished, waived or released any Contract or right except in the ordinary course of business consistent with past practice and which, in the aggregate, would not result in a Material Adverse Change;

(x) the Company has not transferred or granted any rights under any contracts, leases, licenses, agreements or Intangible Property (as defined in Section 4.12 hereof) used by the Company in its business which reasonably could be expected to result in a Material Adverse Change; and

(xi) the Company has not made any binding commitment to make any capital expenditures or capital additions or betterments in excess of $20,000 in the aggregate.

4.9     Taxes.
        -----

(a) The amount, if any, shown on the Financial Statements of the Company at and for the period ended June 30, 2000, as provision for Taxes is sufficient for payment of all accrued and unpaid federal, state, county, local and foreign Taxes for the period then ended and all prior periods.

(b) The Company has filed or obtained extensions to file all Tax Returns (federal, state, county, local and foreign) required to be filed by it since the
     Acquisition Date and to the Company's and IASG's Knowledge, before the Acquisition Date and all such filed returns are true and correct in all material respects. All Taxes shown to be due and payable on such returns, any assessments imposed, and to the Company's Knowledge all other Taxes due and payable by the Company on or before the Closing have been paid or will be paid prior to the time they become delinquent, other than those being contested in good faith and listed on Schedule 4.9(b).
                              ----------------

(c) The Federal Income Tax Returns of the Company have not been audited by the Internal Revenue Service, and no controversy with respect to Taxes of any type is pending or, to the best of the Company's knowledge, threatened.

(d) Neither the Company nor any of its stockholders has filed since the Acquisition Date and to the Company's and IASG's Knowledge, before the Acquisition Date a consent pursuant to Section 341(f) of the Code relating to collapsible corporations.

(e) Since the Acquisition Date and to the Company's and IASG's Knowledge, before the Acquisition Date, the Company has not waived any statute of limitation in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

(f) The Company is not a party to any Income Tax allocation or sharing agreement.

(g) The Company is not and has never been a member of an Affiliated Group filing a consolidated Federal Income Tax Return; provided, however, that the
                                                     --------  -------
Company has, since the Acquisition Date been a member of an Affiliated Group that includes IASG.

(h) The Company is not a "United States real property holding corporation" within the meaning of Section 847(c)(2) of the Internal Revenue Code of 1986, as
     amended.

4.10     Real  Property.
         --------------

(a)     The  Company  does  not  own  any  real  property.

(b)     Schedule  4.10(b)  sets  forth  a complete list of all real property and
        ----------------
interests in real property leased by the Company (each a "Real Property Lease," and collectively, the "Real Property Leases") as lessee or lessor. To the Company's Knowledge, the Company has good and marketable title to the leasehold estates in all Real Property Leases in each case free and clear of all Liens, except for the Liens described on Schedule 4.10(b) and Liens incurred in the ordinary course of business which would not impair the Company's use of such property in any material way. The Company has no reason to believe that such title would not be insurable subject to customary exceptions.

(c) Each of the Real Property Leases is valid and enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' fights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and there is no material default under any Real Property Lease by the Company or, to the best Knowledge of the Company, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a material default by the Company thereunder. The Company has made available to the Purchasers tree, correct and complete copies of the Real Property Leases, together with all amendments, modifications, supplements or side letters affecting the obligations of any party thereunder.

(d) No previous or current party to any Real Property Lease has given notice of or made a claim with respect to any breach or default thereunder. No
Real Property Leases have been assigned or subleased to the Company by a third party.
4.11     Tangible  Personal  Property.
         ----------------------------

(a)     The  Company  owns  or  leases  the  aircraft (the "Aircraft") listed on
Schedule  4.11(a),  which  Schedule  indicates whether the aircraft are owned or
     ------------
leased and also whether the aircraft are subject to any encumbrances or other restrictions. All of the Aircraft are listed on the Company's FAA operating certificate and the Company has the right to use the Aircraft in the Business.

(b)     Schedule  4.11(b)  sets forth all leases of personal property ("Personal
        -----------------
Property Leases") involving annual payments in excess of $25,000 relating to personal property used in the business of the Company or to which the Company is a party or by which the Company or any of its respective properties or assets is bound. The Company has made available to the Purchasers tree, correct and complete copies of the Personal Property Leases, together with all amendments, modifications, supplements or side letters affecting the obligations of any party thereunder.
(c) (i) Each of the Personal Property Leases is in full force and effect and is valid, binding and enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and there is no material default under any Personal Property Lease by the Company or, to the best Knowledge of the Company, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute  a  material  default  by  the  Company  thereunder;  and
(ii) No previous or current party to any such Personal Property Lease has, since the Acquisition Date and to the Company's and IASG's Knowledge, before the
     Acquisition Date, given notice of or made a claim with respect to any breach or default thereunder.
(d) With respect to those Personal Property Leases that were assigned or subleased to the Company by a third party, all necessary consents to such assignments or subleases have been obtained.
(e)     Except  as  set forth on Schedules 4.10(b), 4.11(a) 4.11(b) and 4.11(e),
                                 ----------------------------------------------
the Company has good, legal and marketable title to all of the material items of tangible personal property used by it, free and clear of any and all Liens, except for Liens incurred in the ordinary course of business which would not impair the Company's use of such property in any material way. All such items of tangible personal property which, individually or in the aggregate, are material to the operation of the Business are reasonably suitable for the purposes used for the operation of the Business.

4.12     Intangible  Property.
         --------------------

(a) "Proprietary Rights" shall mean any and all of the following which have been or are used and/or owned by, and/or issued or licensed to the Company in connection with the Business, along with all income, royalties, damages and payments due or payable at the Closing or thereafter, including, without limitation, damages and payments for past, present or future infringements or misappropriations thereof, the right to sue and recover for past infringements or misappropriations thereof and any and all corresponding rights that, now or hereafter, may be secured throughout the world: patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice) and any reissue, continuation, continuation-in-part, division, revision, extension or reexamination thereof, utility model registrations and applications; design registrations and applications; trademarks, service marks, trade dress, logos, trade names and corporate names together with all goodwill associated therewith, copyrights registered or unregistered and copyrightable works; mask works; and all registrations, applications, and renewals for any of the foregoing; trade secrets and confidential information (including without limitation, ideas, formulae, compositions, know-how, manufacturing and production processes and techniques, research and developmental information, drawings, specifications, designs, plans, proposals, technical data, financial, business and marketing plans, and customer and supplier lists and related information); computer software and software systems (including, without limitation, data, databases, object code, source code, microcode and firmware and related documentation); other proprietary and intellectual property rights; licenses or other agreements including but not limited to those assigning, waiving or relating to rights of publicity, moral rights or neighboring rights to or from third parties; and all copies and tangible embodiments of the foregoing (in whatever form or medium), in each case including, without limitation, the items set forth on the Schedule
                                                                        --------
4.12(b)  attached  hereto.
-------
(b)     Schedule  4.12(b)  sets  forth  a  complete  and correct list of (i) all
        -----------------
patents, trademark and servicemark registrations, copyright registrations and other registered Proprietary Rights as well as all pending applications therefor; (ii) all Material corporate names, trade names and unregistered trademarks used by the Company (to the extent not reflected on other schedules attached hereto) as its own marks; (iii) all material unregistered copyrightable works authorized by the Company, mask works, and material computer software owned or licensed by the Company (other than commercial software products generally available to consumers); and (iv) all material licenses or similar agreements to which the Company is or just prior to Closing was a party either as licensee or licensor for the Proprietary Rights, in each case identifying the subject Proprietary Rights.
(c)     Except  as  set  forth  on  Schedule  4.12(c),  (i) the Company owns and
                                    -----------------
possesses all right, title and interest, free and clear of all Liens, in and to, and, to the best Knowledge of the Company, has a valid and enforceable right to, each of the Proprietary Rights as described on Schedule 4.12(b), and
                                                           ----------------
no claim by any third party contesting the validity, enforceability, use or ownership of any of the Proprietary Rights has been made, is currently outstanding or, to the best Knowledge of the Company, is threatened, except for those which could not reasonably be expected, individually or in the aggregate, to cause a Material Adverse Change; (ii) the Proprietary Rights comprise all material intellectual property rights which are currently being used by the Company or which are necessary for the operation of the Business as currently conducted by the Company; (iii) no loss or expiration of any Proprietary Right or related group of Proprietary Rights is, to the Company's Knowledge, threatened, or is pending or reasonably foreseeable, except for those which could not reasonably be expected, individually or in the aggregate, to cause a Material Adverse Change; (iv) the Company has not received any notices of, nor does the Company Know of any facts which indicate a likelihood of any infringement or misappropriation by, or conflict with, any third party with respect to any of the Proprietary Rights including, without limitation, any demand or request by the Company that such third party license any of the Proprietary Rights from the Company or to the Company; (v) to the best of the Company's Knowledge, the Company has not infringed, misappropriated or otherwise conflicted with any rights, including intellectual property rights, of any third parties, and the Company is not aware of any infringement, misappropriation or conflict by the Company of any third-party patent, trademark, copyright or other intellectual property right, or of any such infringement, misappropriation or conflict which shall occur as a result of the continued operation of the Business by the Company, and there is no demand or request from a third party that the Company take a license under any intellectual property right; and (vi) none of the Proprietary Rights owned by or licensed to the Company are, to the best knowledge of the Company, being infringed, misappropriated or conflicted by any third party.

(d) All of the Proprietary Rights are owned by, or properly assigned or licensed to, the Company or the Company's use thereof is otherwise authorized, except to the extent the failure to be so owned, assigned, licensed or otherwise authorized could not reasonably be expected to, individually or in the aggregate, cause a Material Adverse Change. The Company has not, to its Knowledge, disclosed, and is not aware of any disclosure by any other Person of, any of its trade secrets or confidential information to any third party other than pursuant to a written confidentiality agreement or disclosure to IASG.

4.13     Material  Contracts.
         -------------------

(a)     Except  as set forth on Schedule 4.13(a), neither the Company nor any of
                                ----------------
its respective properties or assets is a party to or bound by any (i) Contract not made in the ordinary course of business, or involving a commitment or payment in excess of $20,000 or otherwise material to the Business; (ii) employment, consulting, noncompetition, severance, "golden parachute" or indemnification Contract involving, individually or in the aggregate, annual payments of more than $20,000 (including, without limitation, in each case any
Contract  to  which  the Company is a party involving Employees of the Company);
(iii) Contract among shareholders or granting a right of first refusal or for a partnership or a joint venture or for the acquisition, sale or lease of any assets (except in the ordinary course of business) or capital stock of the Company or any other Person or involving a sharing of profits; (iv) mortgage, pledge, conditional sales contract, security agreement, factoring agreement or other similar Contract with respect to any real or tangible personal property of the Company; (v) loan agreement, credit agreement, promissory note, guarantee, subordination agreement, letter of credit or any other similar type of Contract; (vi) Contract with any Governmental Body; (vii) Contract with respect to the discharge, storage or removal of Hazardous Materials; or (viii) binding commitment or agreement to enter into any of the foregoing. The Company has delivered or otherwise made available to each Purchaser true, correct and complete copies of the Contracts listed on Schedule 4.13(a) (except as noted
                                               -------- -------
thereon), together with all amendments, modifications, supplements or side letters affecting the obligations of any party thereunder. Schedule 4.13(a)
                                                                ----------------
specifically identifies all Contracts between the Company and any Affiliate of the Company, including IASG.

(b)          (i)     To the Company's Knowledge, each of the Contracts listed on
     Schedule  4.13(a)  is  valid  and enforceable in accordance with its terms,
     --------  -------
subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and there is no material default under any Contract listed on Schedule 4.13(a) by the Company
                                                 ----------------
or, to the best Knowledge of the Company, by any other party thereto, and to the Knowledge of the Company, no event has occurred that with the lapse of time or the giving of notice or both would constitute a material default thereunder.

(ii) Since the Acquisition Date, and to the Company's and IASG's Knowledge, before the Acquisition Date, no previous or current party to any Contract has given notice to the Company of or made a claim with respect to any breach or default thereunder and the Company has no Knowledge of any notice of or claim to any  such  breach  or  default.

(c)     With  respect  to  the  Contracts  listed  on Schedule 4.13(a) that were
                                                     -----------------
assigned to the Company by a third party, all necessary consents to such assignment have been obtained.

4.14     Employee  Benefits.
         ------------------

(a)     Except as set forth on Schedule 4.14(a), the Company has not made, since
                               ----------------
     the Acquisition Date and to the Company's and IASG's Knowledge, before the Acquisition Date, contributions to any pension, defined benefit, or defined contribution plans for its Employees which are subject to ERISA.

(b)     Set  forth  on  Schedule  4.14(b)  is  a  true and complete list of each
                        -----------------
Company Benefit Plan and each Employee Agreement providing for annual compensation in excess of $50,000. Except as set forth on Schedule 4.14(b), the
                                                           ----------------
     Company does not have any plan or commitment, whether legally binding or not, to establish any new Company Benefit Plan, to enter into any Employee Agreement or to modify or to terminate any Company Benefit Plan or Employee Agreement (except to the extent required by law or to conform any such Company Benefit Plan or Employee Agreement to the requirements of any applicable law, in each case as previously disclosed to the Purchasers, or as required by this Agreement), nor has any intention to do any of the foregoing been communicated to Employees.

(c)     Except  as  set  forth  on  Schedule  4.14(c),  (i) the Company does not
                                    -----------------
maintain or contribute to any Company Benefit Plan which provides, or has any liability to provide, life insurance, medical, severance or other employee welfare benefits to any Employee upon his retirement or termination of employment, except as may be required by Section 4980B of the Code; and (ii) the
     Company has not, since the Acquisition Date and to the Company's and IASG's Knowledge, before the Acquisition Date, represented, promised or contracted (whether in oral or written form) to any Employee (either individually or to Employees as a group) that such Employee(s) would be provided with life insurance, medical, severance or other employee welfare benefits upon their retirement or termination of employment, except to the extent required by
Section  4980B  of  the  Code.

(d) The Company (i) is in compliance with all applicable federal, state and local laws, rules and regulations (domestic and foreign) respecting employment, employment practices, labor, terms and conditions of employment and wages and hours, in each ease, with respect to Employees, except where the failure to be in such compliance could not reasonably be expected, individually or in the aggregate, to cause a Material Adverse Change; (ii) has, since the Acquisition Date and to the Company's and IASG's Knowledge, before the Acquisition Date, withheld all amounts required by law or by agreement to be withheld from the wages, salaries and other payments to Employees; (iii) is not liable for any arrearages of wages or any taxes or any penalty for failure to comply with any of the foregoing; and (iv) is not liable for any payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits for Employees.

(e) No work stoppage or labor strike against the Company by Employees is pending or, to the best Knowledge of the Company, threatened. The Company (i) is not involved in or, to the best Knowledge of the Company, threatened with any significant labor dispute, grievance, or litigation relating to labor matters involving any Employees, including, without limitation, violation of any federal, state or local labor, safety or employment laws (domestic or foreign), charges of significant unfair labor practices or discrimination complaints; (ii) since the Acquisition Date and to the Company's and IASG's Knowledge, before the Acquisition Date, has not engaged in any unfair labor practices within the meaning of the National Labor Relations Act or the Railway Labor Act which would cause a Material Adverse Change; and (iii) is not presently bound by any collective bargaining agreement or union contract with respect to Employees and no such agreement or contract is currently being negotiated by the Company or any of its Affiliates. No Employees are currently represented by any labor union for purposes of collective bargaining and, to the best Knowledge of the Company, no activities the purpose of which is to achieve such representation of all or some of such Employees are ongoing or threatened.

(f)     Except  as  set  forth  on  Schedule  4.14(f), no benefits shall accrue,
                                    -----------------
become payable vest or accelerate as a result of the Transaction under any Company Benefit Plan or Employee Agreement, including, but not limited to, the vesting of benefits under any "employee benefit plan" within the meaning of
Section 3(3) of ERISA, the acceleration of stock or stock related awards, or the payment of any amount under any Employee Agreement or Company Benefit Plan.

4.15     Employees.  To  the  best  Knowledge  of  the Company, no key executive
         ---------
Employee and no group of Employees or independent contractors of the Company has any plans to terminate his, her or its employment or relationship as an Employee or independent contractor with the Company.

4.16     Litigation.  There  are  no  Legal  Proceedings pending or, to the best
         ----------
Knowledge of the Company, threatened that question the validity of this Agreement or the Transaction Documents or any action taken or to be taken by the
     Company  in  connection with the consummation of the Transaction.  Schedule
                                                                        --------
4.16  sets  forth  a  true,  correct  and complete list of all Legal Proceedings
 ---
pending  or,  to  the  best  Knowledge  of  the  Company,  threatened against or
 ---
affecting  the  Company  or  any  of its properties or assets (including Company
 ---
Benefit  Plans), at law or in equity, and, to the best Knowledge of the Company,
 ---
there is no reasonable basis for any other such Legal Proceeding. There is no outstanding or, to the best Knowledge of the Company, threatened Order of any Governmental Body against, affecting or naming the Company or affecting any of its properties or assets.

4.17     Compliance  with  Laws;  Permits.
         --------------------------------

(a) The Company has an FAA Part 135 operating certificate as an On-Demand Air Carrier Operator, authorizing the Company to conduct the Business. Said operating certificate is in full force and effect and is not subject to any restrictions other than as set forth on Schedule 4.17(a).
                                               --------  -------

(b) The Company is and at all times since the Acquisition Date, and to the Company's and IASG's Knowledge, before the Acquisition Date, has been in compliance with all Laws and Orders promulgated by any Governmental Body applicable to the Company or to the conduct of the Business or the use of its properties (including any leased properties) and assets, except where the failure to be in such compliance could not reasonably be expected, individually or in the aggregate, to cause a Material Adverse Change. The Company has not received, and does not Know of the issuance of, any notices of violation or alleged violation by the Company of any such Law or Order by any Governmental Body.

(c) The Company has obtained all Permits necessary for the conduct of the Business as currently conducted, except where the failure to obtain a Permit could not reasonably be expected, individually or in the aggregate, to cause a Material Adverse Change. The Company has not received any notice from any source to the effect that there is lacking any such Permit required in connection with the current operation of the Business. Since the Acquisition Date, and to the Company's and IASG's Knowledge, before the Acquisition Date, the Company has made all required filings with Governmental Bodies, except where the failure to make such filings could not reasonably be expected, individually or in the aggregate, to cause a Material Adverse Change.

(d) Neither the Company nor any Affiliate of the Company has at any time since the Acquisition Date and to the Company's and IASG's Knowledge during the last five years (i) made any unlawful contribution to any candidate for public office or failed to disclose fully any contribution in violation of law, or (ii)
     made any payment to any federal or state government officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States, foreign country or any jurisdiction thereof.

4.18     Environmental  Matters.  (a)  The  operations  of the Company have been
         ----------------------
since the Acquisition Date, and to the Company's and IASG's Knowledge, before the Acquisition Date, and, as of the Closing Date, will be in compliance with all Environmental Laws, except where the failure to be in such compliance could not reasonably be expected, individually or in the aggregate, to cause a Material Adverse Change; (b) the Company has obtained, currently maintains and, as of the Closing Date, will have all Environmental Permits necessary for its operations, other than such Environmental Permits the lack of which could not reasonably be expected, individually or in the aggregate, to cause a Material Adverse Change; all such Environmental Permits are and, as of the Closing Date, will be, in good standing; there are no Legal Proceedings pending or, to the best Knowledge of the Company, threatened to revoke any such Environmental Permit; the Company is, and as of the Closing Date will be, in compliance with such Environmental Permits, except for such noncompliance that could not reasonably be expected to cause a Material Adverse Change; and the Company has not received any notice from any source, and has not otherwise obtained Knowledge, to the effect that there is lacking any Environmental Permit required in connection with the current use or operation of any Real Property Lease;
(c) the Company and all of its past and current Facilities and operations are not subject to any outstanding written Order or Contract, including Environmental Laws, with any Governmental Body or Person, or to the best Knowledge of the Company, subject to any federal, state, local or foreign investigation respecting (1) Environmental Laws, (2) any Remedial Action or (3) any Environmental Claim arising from the Release or threatened Release of a Hazardous Material; (d) the Company is not subject to any Legal Proceeding alleging the violation of any Environmental Law or Environmental Permit; (e) the Company has not received (nor, to the best Knowledge of the Company, has there been issued) any written communication, whether from a Governmental Body, citizens' group, Employee or any other Person, that alleges that the Company is not in compliance with any Environmental Law or Environmental Permit; (f) the Company has not caused or permitted any Hazardous Materials to remain or be disposed of, either on or under real property legally or beneficially owned or operated by the Company or on any real property not permitted to accept, store or dispose of such Hazardous Materials; (g) the Company does not have any liabilities with respect to Hazardous Materials, and to the Company's Knowledge, no facts or circumstances exist which, in the aggregate, could give rise to liabilities with respect to Hazardous Materials; (h) none of the operations of the Company involves the generation, transportation, treatment, storage or disposal of hazardous waste or subject waste, as defined under 40 C.F.R. Parts 260-270 (in effect as of the date of this Agreement); and (i) there is not now on or in any property of the Company (1) any underground storage tanks or surface tanks, dikes or impoundments; (2) any asbestos-containing materials or
(3) any polychlorinated biphenyls, that, in any such case described in this clause (i), could reasonably be expected, individually or in the aggregate, to cause a Material Adverse Change.

4.19     Investment  Company  Act.  The  Company  is  not, nor is it directly or
         ------------------------
indirectly controlled by or acting on behalf of any Person that is, an investment company within the meaning of the Investment Company Act of 1940, as amended.

4.20      Transactions  with  Affiliates.  Except as set forth on Schedule 4.20,
         -------------------------------                          -------------
since the Acquisition Date, the Company has not made any payment to, or received any payment from, or made or received any investment in, or entered into any transaction with, any Affiliate, including without limitation, the purchase, sale or exchange of property or the rendering of any service.

4.21     Accounts  Receivable.  The  accounts  receivable  of the Company as set
         --------------------
forth on the unaudited August 31, 2000 balance sheet that is included in the Financial Statements (net of the bad debt allowance) or arising since the date thereof are valid and genuine; have arisen solely out of bona fide sales and deliveries of goods or performance of services in the ordinary course of business consistent with past practice; and to the Company's Knowledge, are not subject to any valid defenses, set-offs, counterclaims or returns.

4.22     Restrictions.  The  Company is not a party to any indenture, agreement,
         ------------
Contract, commitment, lease, plan, license, permit, authorization or other instrument, document or agreement, oral or written, or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award which materially adversely affects or materially restricts, so far as the Company can now reasonably foresee, the business operations, assets, properties, prospects or condition (financial or otherwise) of the Company.

4.23     Customers.  Except  as  set forth on Schedule 4.23, the Company has not
         ---------                            -------------
received any notice or other communications (written or oral) from any of the Company's material customers terminating or reducing in any material respect, or setting forth an intention to terminate or reduce in any material respect in the future, or otherwise reflecting a Material Adverse Change in, the business relationship between a material customer and the Company and to the Company's Knowledge, there does not exist any actual event or other business condition of any character whatsoever, including the loss of any material customer, that is likely to result in a Material Adverse Change. To the Company's Knowledge, the consummation of the Transaction will not have any adverse effect on the business relationship of the Company with any material customer other than as set forth on Schedule 4.23. For purposes of this
                                           --------------
Agreement, "material customer" shall mean the top ten (10) customers of the Company in each of (1) the twelve (12) month period ended December 31, 1999 and
(2)  the  six  (6)  month  period  ended  June 30, 2000 based upon total dollars invoiced in such periods. The material customers for each such period are listed on Schedule 4.23.
            --------------

4.24     Disclosure; Survival.  This Agreement, the Financial Statements and the
         --------------------
     Schedules provided in connection with this Agreement, taken as a whole, do not contain any untrue statement of material fact, fairly represent the business, properties, assets, and condition, financial or otherwise, of the Company in all material respects, and do not knowingly fail to state a material fact necessary in order to make the statements contained therein and herein, when taken as a whole, not misleading. There is no fact which has not been disclosed to the Purchasers of which the Company has Knowledge and which constitutes a Material Adverse Change or could reasonably be anticipated to cause a Material Adverse Change. All representations, warranties, covenants and agreements set forth in this Agreement or in any writing or certificate delivered in connection with this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (subject to the limitations of Section 6.6(c)) and shall not be affected by any examination made for or on behalf of any Purchaser, or the acceptance by any Purchaser of any certificate or opinion.

4.25     Financial  Advisors.  No  agent,  broker,  investment  banker,  finder,
         -------------------
financial advisor or other person acting on behalf of the Company or under its authority is or will be entitled to any broker's or Lender's fee or any other commission or similar fee, directly or indirectly, in connection with the transactions contemplated by this Agreement or any Transaction Document and no Person is entitled to any fee or commission or like payment in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of the Company or IASG.

4.26     Insurance.  Schedule  4.26  lists all insurance policies carried by the
         ---------   --------------
Company covering its properties and business. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and the Business. The Company has not received notice (excluding notice of a premium increase or contract expiration date) of any pending or threatened termination or retroactive premium increase with respect thereto, and to the Company's Knowledge, the Company is in compliance with all conditions contained therein, the noncompliance with which could result in termination of insurance coverage or increased premiums for prior or future periods. There are no pending material claims against current or prior insurance by the Company as to which insurers have denied liability, and there exists no material claim under current or prior insurance that has not been properly filed by the Company.
4.27     Improper  Actions.  The  Company,  or  to  the  best  Knowledge  of the
         -----------------
Company, any of its officers, directors, partners, employees, agents or affiliates or any other person acting on behalf of the Company has not, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, official or employee of any Governmental Body, Governmental Body or any political party or candidate for office (domestic or foreign) or other person who was, is or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction) which (i) might subject the Company, or any other individual or entity to any damage or penalty in any Legal Proceeding, (ii) if not given in the past, might have caused a Material Adverse Change or (iii) if not continued in the future, might cause a Material Adverse Change.

4.28     No  Disqualification  of  Officers.  None  of the Company's officers is
         ----------------------------------
subject to any order or consent agreement that would preclude him from serving as an officer or director of any publicly held corporation.
5. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby represents and warrants to the Company, severally, for itself only, that:

5.1     Organization  and  Good  Standing.  Each Purchaser which is an entity is
        ---------------------------------
duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation or incorporation, as applicable.

5.2     Authorization  of  Agreement;  Enforceability.
        ---------------------------------------------

(a) Each Purchaser has all requisite power and authority to execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by each such Purchaser in connection with the consummation of the transactions contemplated hereby and thereby (the "Purchaser Documents"), and to perform fully its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of this Agreement and each Purchaser Document has been duly authorized by all necessary action on behalf of such Purchaser and its shareholders or partners as the case may be.

(b) This Agreement and each Purchaser Document has been duly executed and delivered by each Purchaser and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement and each Purchaser Document constitute the legal, valid and binding obligations of each Purchaser, enforceable against such Purchaser in accordance with their respective terms.
5.3     Purchaser  Representation.  Each  Purchaser  has  such  knowledge  and
        -------------------------
experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Shares. Each Purchaser has been given the opportunity to examine all documents requested by such Purchaser, conduct due diligence and ask questions of, and to receive answers from, the Company and its respective representatives concerning the terms and conditions of an investment in the Shares.

5.4     Investment  Intention.
        ---------------------

(a) Each Purchaser is acquiring the Shares for its own account, for investment purposes only and not with a view to the distribution (as such term is used in Section 2(11) of the Securities Act) thereof in violation of the Securities Act. Each Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission. Each Purchaser understands that the Shares have not been registered under the Securities Act and cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. The principal place of business or domicile of each Purchaser is located in the jurisdiction where notices are to be sent to such Purchaser as set forth on
Schedule  I.

(b) One or more of the Purchasers may divide their investment in Shares among other persons who shall (i) make the representations set forth in Sections
     5.1 through 5.7 to the Company, and (ii) agree to be bound by the terms of this Agreement and the Stockholders Agreement to the same extent as any Purchaser hereunder; provided, that the number of additional persons who become
                      --------
holders of Shares as a result of any such subdivision shall not exceed five and provided, further, however, that, prior to effecting any such subdivision, the
--------
Purchaser proposing to subdivide his, her or its Shares shall inform the Company of the identity of the proposed additional shareholder and shall, if the Company reasonably objects to the additional shareholder, not subdivide his, her or its Shares with such person.

5.5     Financial  Advisors.  No  agent,  broker,  investment  banker,  finder,
        -------------------
financial advisor or other person acting on behalf of each Purchaser or under its authority is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, in connection with the transactions contemplated by this Agreement or any Transaction Document and no Person is entitled to any fee or commission or like payment in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of each Purchaser.

5.6     Reliance.  In  making  its  decision to acquire the Shares, no Purchaser
        --------
has relied on any information provided by the Company or its representatives other than the representations and warranties contained herein and in the other documents executed in connection herewith.

5.7     Legend.  Each  Purchaser  acknowledges  that  the  stock  certificate
        ------
representing the Shares shall bear a restrictive legend as to limitations or transferability imposed by applicable federal and state securities laws and by the Stockholders Agreement.

6.     FURTHER  AGREEMENTS  OF  THE  PARTIES.

6.1     Use  of  Proceeds.  The  Company intends to use all of the proceeds from
        -----------------
the  sale  of  the  Shares  under  this  Agreement  for  working  capital.
6.2     Access to Information.  Until the consummation of a Public Offering, the
        ---------------------
     Purchasers shall be entitled, at their expense, upon reasonable notice, to make such reasonable investigation of the properties, businesses and operations of the Company and such examination of the books, records and financial condition of the Company as they reasonably request and to make extracts and copies of such books and records. Any such investigation and examination shall be conducted during regular business hours and under reasonable circumstances without material interference with the Company's normal business operations, and the Company and its employees shall cooperate fully therein. No investigation by the Purchasers prior to or after the date of this Agreement shall diminish or obviate any of the representations, warranties, covenants or agreements of the Company contained in this Agreement or the Transaction Documents. In order that the Purchasers may have full opportunity to make such physical, business, accounting and legal review and examination of the affairs of the Company as may be reasonably requested, the Company shall cause its Representatives to cooperate fully with the Representatives of the Purchasers in connection with such review and examination; provided that the Company shall not be required to
                              -------- ----
incur any material expense related thereto. Each Purchaser shall use its best efforts to maintain the confidentiality of information obtained as a result of the exercise of its rights granted under this Section 6.2.

6.3     Exercise  of  Rights Pursuant to Diamond Purchase Agreement.  IASG shall
        -----------------------------------------------------------
use commercially reasonable efforts to enforce its rights pursuant to that certain Stock Purchase Agreement, dated April 26, 2000 (the "Stock Purchase Agreement"), between IASG and the former stockholders of the Company, when and to the extent directed to do so by a majority in interest of the Purchasers. IASG shall promptly remit to the Company any amount it recovers from the former stockholders of the Company as the result of the prosecution of a claim for indemnity against them pursuant to Section 7.1 of the Stock Purchase Agreement, less its costs in obtaining the recovery. Notwithstanding the foregoing, IASG shall not be required to institute a lawsuit against the former shareholders of the Company unless it has received reasonable assurance from the Company that the Company will reimburse it for the expenses of prosecuting the lawsuit. The foregoing covenant shall survive the termination of this Agreement for so long as IASG shall be entitled to assert a claim for indemnity against the former stockholders of the Company pursuant to such Section 7.1.
6.4      Confidentiality.  Except  as may be required by applicable law, neither
         ---------------
the Company nor the Purchasers nor any of their respective Affiliates shall at any time divulge, disclose, disseminate, announce or release any information to any person concerning this Agreement, the Transaction Documents or the Transaction without first obtaining the prior written consent of the other party hereto;  provided,  however,  each  Purchaser shall be entitled to disclose
              --------
information with respect to its investment in the Company as required by Law, any Purchaser that is an entity may disclose information with respect to its investment in the Company to its equity owners and the Company may disclose the terms of this Agreement in connection with an issuance of debt or equity securities or as required by law.

6.5     Other  Actions.  The  Company  and  the  Purchasers agree to execute and
        --------------
deliver such other documents and take such other actions, as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the Transaction Documents.

6.6     Indemnity.
        ---------

(a) IASG agrees to indemnify, defend and hold harmless each Purchaser (and its partners (and each officer and director thereof), directors, officers, members, shareholders, employees, affiliates, agents and permitted assigns) from and against any and all losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties, and reasonable attorneys' fees, disbursements and related charges) (collectively, "Losses"), based upon, arising out of or otherwise in respect of (i) any inaccuracy in or breach of any representations or warranties of IASG or the Company contained in this Agreement or the Transaction Documents, or (ii) Lost Recovery (as hereinafter defined). The term "Lost Recovery" shall mean the excess of (x) the amount of any Damage (as defined in the Stock Purchase Agreement) that IASG would have been entitled to recover pursuant to Section 7.1 of the Stock Purchase Agreement if IASG had been the owner of all of the issued and outstanding capital stock of the Company at the relevant time over (y) the amount of such Damage that IASG actually
                         ----
recovers, to the extent that the excess is attributable solely to IASG's ownership of less than all of the outstanding capital stock of the Company.

(b) Each Purchaser agrees, severally, for itself only, to indemnify, defend and hold harmless the Company and IASG (and their respective directors, officers, Employees, affiliates, agents and permitted assigns) from and against any and all Losses based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representations or warranties of such Purchaser contained in this Agreement or the Transaction Documents.
(c) Notwithstanding anything herein to the contrary, (i) IASG shall not be liable for any amounts under this Section 6.6 (other than any Lost Recovery) until the aggregate amount of such claims exceeds $20,000 (the "Basket"), at which time IASG shall be liable for all amounts of Losses, including the first $20,000 thereof, (ii) the aggregate liability of IASG under this Section 6.6 shall not exceed the Purchase Price, and (iii) all liability shall terminate twenty-four (24) months from the date of this Agreement, unless suit has been instituted; provided, however, that liability for any breach of representations under Sections 4.1(b), 4.1(d), 4.5, 4.7, 4.9 and 4.18 or for any Lost Recovery shall not terminate prior to the expiration of the statute of limitation with respect to any such claim.

6.7     Settlement  of  Claims.
        ----------------------

(a) If any claim which is covered by Section 6.6 above is made against any party which is entitled to indemnification under Section 6.6 (an "Indemnified Party"), such Indemnified Party shall give written notice of such claim to the indemnifying party (the "Indemnifying Party"). The Indemnifying Party shall have 20 days from the receipt of such notice to give written notice to such Indemnified Party of its intention to defend or dispute such claim, which notice will acknowledge the obligation of the Indemnifying Party to indemnify the Indemnified Party against such claim.

(b) If such notice is given by the Indemnifying Party within such 20-day period, the Indemnifying Party shall have the right to compromise or defend any such claim through counsel of its own choosing and at its own expense, provided that the Indemnifying Party shall post any security reasonably required by the Indemnified Parties to protect them fully from any loss or liability.

(c) Notwithstanding the foregoing provisions, the Indemnifying Party may not control the settlement of a claim without the consent of the Indemnified
Party if the claim (i) involves obtaining injunctive relief against any of the Indemnified Parties, (ii) involves any admission by the Indemnified Party contrary to its best interests, or (iii) does not provide a complete and unconditional release of the Indemnified Party.

(d) If prior to (i) any Indemnified Party's giving notice to an Indemnifying Party of an indemnified claim or (ii) the expiration of such 20-day period, any Indemnified Party takes action with respect to a claim indemnified hereunder, the Indemnifying Party shall not be relieved of its indemnification obligations hereunder unless the Indemnifying Party is prejudiced by such action and then only to the extent of such prejudice.

(e) If, within such 20-day period, the Indemnifying Party fails to give written notice to the Indemnified Party of its intention to defend such claim at its own expense or to acknowledge its obligation to indemnify the Indemnified Party against such claim, or if such notice is given but the Indemnifying Party fails to post security or fails to defend diligently and continuously such claim, the Indemnified Party shall have the right to compromise or defend such claim through counsel of its own choosing, but for the account and at the expense of the Indemnifying Party.

(f) The Indemnified Parties shall provide to the Indemnifying Party periodic updates regarding the costs and expenses incurred by the Indemnified
Parties and shall provide to the Indemnifying Parties from time to time such additional information about the status of the matters as the Indemnifying Parties may reasonably request.

6.8     U.S.  Real  Property Holding Corporation.  The Company covenants that it
        ----------------------------------------
will operate in a manner such that it will not become a "United States real property holding corporation'' as such term is defined in Section 897(c)(2) of the Internal Revenue Code of 1986, as amended ("USRPHC'), and the regulations thereunder. The Company agrees to make determinations as to its status as a USRPHC, and will file statements concerning those determinations with the Internal Revenue Service, in the manner and at the times required under Reg. 1.897-2(h), or any supplementary or successor provision thereto. Within 30 days of a request from a Purchaser, the Company will inform the requesting party, in the manner set forth in Reg. 1.897-2(h) or any supplementary or successor provision thereto, whether that party's interest in the Company constitutes a United States real property interest (within the meaning of Internal Revenue Code Section 897(c)(1) and the regulations thereunder) and whether the Company has provided to the Internal Revenue Service all required notices as to its USRPHC status.

6.9     Financial  Statements,  Reports, Etc.  The Company shall furnish to each
        ------------------------------------
Purchaser which, together with its Affiliates, purchases and continues to own at least 10% of the Shares:

(a) as soon as available, and in any event within 90 days after the end of each fiscal year of the Company, (i) an audited financial statement of the Company as of the end of such fiscal year; (ii) the related statements of income, stockholders' equity and cash flows for the fiscal year then ended, prepared in accordance with GAAP and certified by Grant Thornton LLP or another firm of independent public accountants of recognized national standing selected by the board of directors of the Company (the "Annual Financial Statements"); and (iii) any related management letters from such accounting firm.

(b) as soon as available, and in any event within 30 days after the end of each month in each fiscal year a balance sheet of the Company, and the related statement of income (with statements of stockholders' equity and cash flows to be provided quarterly), unaudited but prepared in accordance with GAAP (except that such unaudited financial statements need not contain all of the required footnotes and are subject to normal, recurring, non-material year-end adjustments) and certified by the chief financial officer of the Company (the "Monthly Balance Sheet"). The Monthly Balance Sheet should be prepared as of the end of such month with statements of income, stockholders' equity and cash flows for such month and for the period from the beginning of the fiscal year to the end of such month, in each case with comparative statements for the prior fiscal year and the most recent 12-month budget delivered by the Company pursuant to Section 6.9(c) hereof;

(c) as soon as available and in any event no later than 30 days prior to the start of each fiscal year an annual business plan and capital and operating expense budget, cash flow projections and income and loss projections for the Company, in respect of such fiscal year, as approved by the board of directors of the Company and all itemized in reasonable detail and prepared on a quarterly basis, and, promptly after preparation, any revisions to any of the foregoing;
(d) any material document relating to the affairs of the Company delivered by the Company to any shareholders of the Company; and

(e) prompt notice, and in any event within five days after notice has been received by the Company, of any material litigation or any adverse claims, dispute or any other developments which, if resolved in a manner adverse to the Company, could reasonably be expected to cause a Material Adverse Change; provided, however, that the rights provided in this Section 6.9 to a Purchaser shall terminate with respect to such Purchaser upon the earlier of (a) a Public Offering or (b) when such Purchaser (or its Affiliates) owns less than ten percent (10%) of the Shares purchased by such Purchaser at the Closing; and provided further that the rights provided in this Section 6.9 shall only be transferable to a transferee that acquires and continues to own at least 10% of the Shares acquired by the Purchaser hereunder.

6.10     Life  Insurance.  The  Company  shall  have  the  right,  but  not  the
         ---------------
obligation, to maintain life insurance on each of Alexius Dyer IH and George Murnane, III of at least $1,000,000, with the Company named as beneficiary of such policies,

6.11     Directed  IPO  Shares.  In  the event of a Public Offering, the Company
         ---------------------
will use its best efforts to have the managing underwriters of the Public Offering establish a directed share program under which the holders of the Shares shall have the option, but not the obligation, to purchase at the Public Offering price up to five percent (5%) of the shares being sold by the Company in the Public Offering. Each holder of Shares shall have the right to purchase its pro rata share (based on the number of shares of Shares owned by such holder) of the directed shares offered for purchase by such holders.

6.12     Related Agreements.  Simultaneously with the Closing, the Company shall
         ------------------
     enter into a Management Services Agreement with IASG, substantially in the form attached hereto as Schedule 6.12(a), and its Board of Directors shall adopt a stock option plan, substantially in the form attached hereto as Schedule 6.12(b).
7.     DOCUMENTS  TO  BE  DELIVERED  AT  THE  CLOSING.

7.1     Documents  to  be Delivered by the Company.  At the Closing, the Company
        ------------------------------------------
shall  deliver,  or  cause  to  be  delivered,  to each Purchaser the following:

(a)     Certificates  representing  the  Shares  issued  hereunder;

(b)     the  Stockholders  Agreement;

(c) evidence reasonably satisfactory to the Purchasers that (i) the Articles of Incorporation of the Company have been amended to increase the number of shares of common stock authorized to 10,000,000 shares without par value per share, and (ii) the Company has consummated a 22,219.70833 for 1 stock split such that there are 533,273 shares of Common Stock issued and outstanding immediately prior to the Closing (excluding shares reserved in connection with option grants);

(d) (i) a certificate of good standing with respect to the Company issued by the Secretary of State of Georgia; (ii) a copy, certified by the secretary or assistant secretary of the Company, as being a true and complete copy as of the Closing Date, of the by-laws of the Company; and (iii) a copy, certified by the Secretary of State of Georgia, of the certificate of incorporation of the Company;

(e) a copy of resolutions of the boards of directors of the Company and IASG, authorizing the execution, delivery and performance of this Agreement and the Transaction Documents and the issuance of the Shares and a certificate of the secretary or assistant secretary of the Company and IASG, dated the Closing Date certifying that such resolutions were duly adopted and are in full force and effect and attesting to the true signatures and to the incumbency of the officers of the Company and IASG, executing this Agreement and the Transaction Documents;

(f) a copy of resolutions, or similar documents of the boards of directors, or similar bodies, of each Purchaser that is an entity, authorizing the execution, delivery and performance of this Agreement and the Transaction documents by such Purchaser and a certificate of the secretary, or similar officer, of each such Purchaser, dated the Closing Date, certifying that such resolutions were duly adopted and are in full force and effect and attesting to the true signatures and to the incumbency of the officers of such Purchaser executing this Agreement and the Transaction Documents;

(g)     evidence  that  the  indebtedness  of  the  Company to IASG disclosed on
Schedule  7.l(h)  shall  have  been  extinguished  on  the  Closing  Date;
     ---  ------

(h) evidence that the following persons shall have been elected as the sole members of the board of directors of the Company: Alexius A. Dyer, III, Robert
L.  Priddy  and  George  Murnane,  III  and

(i)     such  other  documents  as  the  Purchasers  shall  reasonably  request.

7.2     Documents to be Delivered by Purchasers.  At the Closing, each Purchaser
        ---------------------------------------
     shall  deliver  to  the  Company  the  following:
(a) Each Purchaser shall deliver the Purchase Price by wire transfer to an account of which the Company shall notify the Purchasers prior to the Closing Date; and

(b)     the  Stockholders  Agreement.
8.     MISCELLANEOUS.

8.1     Certain  Definitions.
        --------------------

     "Affiliate" of any Person means any Person that directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including with its correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

     "Benefit Plan" means each Material plan, program, policy, payroll practice, contract, agreement or other arrangement providing for compensation, severance, termination pay, performance awards, stock or stock related awards, fringe benefits or other Material employee benefits of any kind, whether formal or informal, funded or unfunded, written or oral and whether or not legally binding, including, without limitation, each "Employee benefit plan," within the meaning of Section 3(3) of ERISA and each "multi-employer plan" within the meaning of Section 3(37) or 4001 (a)(3) of ERISA.

     "Business" means the provision of air cargo services on demand on a contract basis pursuant to Part 135 of the Regulations of the United States Department of Transportation, which is the business activity conducted by the Company as of the date of this Agreement.

     "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

     "Common  Stock"  means  the  Company's  common  stock,  without  par value.

     "Company Benefit Plan" means each Benefit Plan (other than an Employee Agreement) which is now or previously has been sponsored, maintained, contributed to, or required to be contributed to, or with respect to which any withdrawal liability (within the meaning of Section 4201 of ERISA) has been incurred, by the Company for the benefit of any Employee, and pursuant to which the Company has or may have any liability, contingent or otherwise.

     "Contract" means any Material contract, agreement, indenture, note, bond, loan, instrument, lease, conditional sale contract, mortgage, license, franchise, insurance policy, commitment or other arrangement or agreement, whether written or oral.

     "Employee" means each current, former, or retired employee, officer, consultant, independent contractor, agent or director of the Company.

     "Employee Agreement" means each management, employment, severance, consulting, non-compete, confidentiality, or similar agreement or contract between the Company and any Employee pursuant to which the Company has or may have any liability, contingent or otherwise.

     "Environmental Claim" means any accusation, allegation, notice of violation, action, claim, Lien, demand, abatement or other Order or direction (conditional or otherwise) by any Governmental Body or any Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment, nuisance, pollution, contamination or other adverse effects on the environment, or for fines, penalties or restrictions resulting from or based upon (i) the existence, or the continuation of the existence, of a Release (including, without limitation, sudden or non-sudden accidental or non-accidental Releases) of, or exposure to, any Hazardous Material or other substance, chemical, material, pollutant, contaminant, odor, audible noise, or other Release in, into or onto the environment (including, without limitation, the air, soil, surface water or groundwater) at, in, by, from or related to the Facilities or any activities conducted thereon; (ii) the environmental aspects of the transportation, storage, treatment or disposal of Hazardous Materials in connection with the operation of the Facilities; or (iii) the Material violation, or alleged violation, of any Environmental Laws, Orders or Permits of or from any Governmental Body relating to environmental matters connected with the Facilities.

     "Environmental Law" means any Law concerning Releases into any part of the natural environment, or activities that might result in damage to the natural environment, or any Law that is concerned in whole or in part with the natural environment and with protecting or improving the quality of the natural environment and protecting public and Employee health and safety and includes, but is not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA") (42 U.S.C. 9601 et seq.), the Hazardous
Materials  Transportation  Act  (49  U.S.C.    1801  et  seq.),  the  Resource
Conservation and Recovery Act (42 U.S.C. 6901 et seq.), the Clean Water Act (33 U.S.C. 1251 et seq.), the Clean Air Act (33 U.S.C. 7401 et seq.), the
Toxic  Substances  Control  Act  (15  U.S.C.    2601  et  seq.),  the  Federal
Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. 136 et seq.) and the Occupational Safety and Health Act (29 U.S.C. 651 et seq.) ("OSHA"), as such laws have been amended or supplemented, and the regulations promulgated pursuant thereto, and any and all analogous state or local statutes, and the regulations promulgated pursuant thereto, and any and all treaties, conventions and environmental public and employee health and safety statutes and regulations or analogous requirements of non-United States jurisdictions in which the Company conducts any business.

     "Environmental Matters" means any matter arising out of or relating to the production, storage, transportation, disposal or Release of any Hazardous Material or otherwise arising out of or relating to safety, health or the environment which could give rise to liability or require the expenditure of money to address, and shall include, without limitation, the costs of investigating and remedying any of the foregoing matters, any frees and penalties arising in connection therewith, and any claim in respect thereof for damages or injunctive relief for alleged personal injury, property damage or damage to natural resources under common law or other Environmental Law.

     "Environmental Permit" means any Permit, variance, registration, or permission required under any applicable Environmental Laws.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended and any regulations promulgated or proposed thereunder.

     "FAA"  means  the  Federal  Aviation  Administration.

     "Facility"  means  real  property owned, leased or operated by the Company.

     "GAAP" means generally accepted accounting principles, as in effect in the United
States.

     "Governmental Body" means any government or governmental or regulatory body thereof, or political subdivision thereof, whether federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private).

     "Hazardous Materials" means any substance, material or waste which is regulated by any local, state or federal Governmental Body in the jurisdiction in which the Company conducts business, or the United States, including, without limitation, any material or substance which is defined as a "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste" or "restricted hazardous waste," "subject waste," "contaminant," "toxic waste" or "toxic substance" under any provision of Environmental Law, including but not limited to, petroleum products, asbestos, radon and polychlorinated biphenyls.

     "Knowledge" wherever in this Agreement any representation or warranty is expressed in the terms of Knowledge" or "to the best of its Knowledge" of the Company or IASG or in similar terms, such knowledge shall be deemed to refer to the actual knowledge of Alexius A. Dyer III, George Murnane III, or David A. Marcontell or matters which such individuals should have known after reasonable inquiry.

     "Law" means any Material federal, state, local or foreign law (including common law), statute, code, ordinance, rule, regulation or other requirement or guideline.

     "Legal Proceeding" means any Material judicial, administrative or arbitral actions, suits, proceedings (public or private), claims or governmental proceedings.

     "Lien" means any Material lien, pledge, hypothecation, levy, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, or other real estate declaration, covenant, condition, restriction or servitude, transfer restriction under any shareholder or similar agreement, encumbrance or any other restriction or limitation whatsoever.

     "Material" shall mean having or likely to have a cost or an adverse impact on the Company in excess of $20,000.

     "Material  Adverse  Change"  shall  have  the  meaning set forth in Section
4.1(a).

     "material default" means a default which could reasonably be expected to result in a Material Adverse Change.

     "Order" means any order, injunction, judgment, decree, ruling, writ, assessment or arbitration award.

     "Permits" means any Material approvals, authorizations, consents, licenses, permits or certificates by any Governmental Body.

     "Person" means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Body or other entity.

     "Public Offering" means a firm commitment underwritten public offering of shares of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as then in effect or any comparable statement under any similar federal statute then in force or effect.

     "Qualified Public Offering" shall have the meaning set forth in the Stockholders
Agreement.

     "Release" means any Material release, spill, effluent, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching, or migration into the indoor or outdoor environment, or into or out of any property owned, operated or leased by the Company, including the movement of any Hazardous Material or other substance through or in the air, soil, surface water, groundwater, or property.

     "Remedial Action" means all actions, including, without limitation, any capital expenditures, required or voluntarily undertaken to (i) clean up, remove, treat, or in any other way address any Hazardous Material Or other substance in the indoor or outdoor environment; (ii) prevent the Release or threat of Release, or minimize the further Release of any Hazardous Material or other substance so it does not migrate or endanger or threaten to endanger public health or welfare of the indoor or outdoor environment; (iii) perform pre-remedial studies and investigations or post-remedial monitoring and care; or (iv) bring any Facility into compliance with all Environmental Laws and Environmental Permits.

     "Representatives" of a Person means its officers, Employees, agents, legal advisors and accountants.

     "Stockholders Agreement" means the Stockholders' Agreement dated as of the date hereof, by and among the Company and the shareholders listed on the signature pages thereto.

     "Taxes" means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Section 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

     "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

8.2     Expenses.  The  Company  shall pay all fees and expenses incurred by the
        --------
Purchasers associated with the Transaction, including reasonable legal expenses and out-of pocket expenses. The Company shall pay all stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement, the Transaction Documents, or the issuance, delivery or acquisition of the Shares and all blue sky expenses.
8.3     Specific  Performance.  The  Company  acknowledges  and  agrees that the
        ---------------------
breach of this Agreement would cause irreparable damage to the Purchasers and that the Purchasers will not have an adequate remedy at law. Therefore, the obligations of the Company under this Agreement, including, without limitation, the Company's obligation to sell the Shares to the Purchasers, shall be enforceable by a decree of specific performance issued by any court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.
8.4     Further Assurances.  The parties agree to execute and deliver such other
        ------------------
documents or agreements as may be necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.
8.5     Submission  to  Jurisdiction;  Consent  to  Service  of  Process.
        ----------------------------------------------------------------

(a) The parties hereto hereby irrevocably submit to the exclusive jurisdiction of the United States District Court for the Northern District of Georgia or the Superior Court of the County of DeKalb, State of Georgia, over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action or proceeding related thereto may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b) Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding by the mailing of a copy thereof in accordance with the provisions of Section 8.9.
8.6     Entire Agreement; Amendments and Waivers.  This Agreement (including the
        ----------------------------------------
     schedules and exhibits hereto) represents the entire understanding and agreement among the parties hereto with respect to the subject matter hereof. This Agreement can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the parties hereto. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

8.7     Governing,  Law.  This  Agreement  shall be governed by and construed in
        ---------------
accordance with the laws of the State of Georgia without giving effect to the principles of conflict of laws thereunder which would specify the application of the  law  of  another  jurisdiction.
8.8     Table  of  Contents;  Headings;  Interpretive  Matters.  The  table  of
        ------------------------------------------------------
contents and section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement. No provision of this Agreement will be interpreted in favor of, or against, any of the parties hereto by reason of the extent to which any such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof.

8.9     Notices.  All  notices  and  other  communications  under this Agreement
        -------
shall be in writing and shall be deemed given when delivered personally or mailed by certified mail, return receipt requested, to the parties at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

If  to  the  Company  or  IASG,  to:

               1954  Airport  Road
               Suite  200
               Atlanta,  Georgia  30305
               Attn:  George  Murnane,  III
               Fax:  (770)  455-7550

With  a  copy  (which  shall  by  itself  not  constitute  notice)  to:

               Philip  A.  Theodore,  Esq.
               King  &  Spalding
               191  Peachtree  Street
               Atlanta,  Georgia  30303-1763
               Fax:  (404)  572-5100

If  to  the  Purchasers,  to  the  respective  addresses  listed  in Schedule I.

With  a  copy  (which  shall  by  itself  not  constitute  notice)  to:

               Robert  B.  Goldberg,  Esq.
               Ellis,  Funk,  Goldberg,  Labovitz  &  Dokson,  P.C.
               3490  Piedmont  Road
               Suite  400
               Atlanta,  Georgia  30305
               Fax:  (404)  233-2188

All  notices  are  effective upon receipt or upon refusal if properly delivered.

8.10     Severability.  If  any  provision  of  this  Agreement  is  invalid  or
         ------------
unenforceable,  the  balance  of  this  Agreement  shall  remain  in  effect.

8.11     Binding  Effect;  Assignment.  This Agreement shall be binding upon and
         ----------------------------
inure to the benefit of the parties and their respective successors and permitted assigns (as permitted in accordance with the terms of this Agreement).
     Nothing in this Agreement shall create or be deemed to create any third-party beneficiary rights in any person or entity not a party to this Agreement except as provided below. No assignment of this Agreement or of any rights or obligations hereunder may be made by the Company or the Purchasers (by operation of law or otherwise) without the prior written consent of the other parties hereto and any attempted assignment without the required consents shall be void; provided, however, that the Purchasers may assign this Agreement and
           --------
any or all rights and obligations hereunder, in whole or in part, to any Affiliate of the Purchasers, but any such assignment shall not relieve the Purchasers of their respective obligations hereunder. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of any Purchaser as a purchaser or holder of Shares (or any securities pursuant to which such Shares may be converted or exercised into) are also for the benefit of and enforceable by, any subsequent Affiliate of the Purchaser who holds such securities. Upon any permitted assignment, the references in this Agreement to the Purchasers shall also apply to any such assignee unless the context otherwise requires.
8.12     Attorneys'  Fees.  If any party to this Agreement shall take any action
         ----------------
to enforce this Agreement or bring any action for any relief against any other party arising out of this Agreement, the losing party shall pay to the prevailing party such party's reasonable attorneys' fees and costs incurred in litigating such suit or enforcing any judgment granted therein.
8.13     Counterparts.  This  Agreement may be executed simultaneously in two or
         -------------
more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  SECURITIES PURCHASE AGREEMENT SIGNATURE PAGES

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.


                         DIAMOND  AVIATION,  INC.


                         By:
                              Name:
                              Title:

     INTERNATIONAL  AIRLINE  SUPPORT  GROUP,  INC.


                         By:
                              Name:
                              Title:

                         PURCHASERS:
                         RMC  CAPITAL,  LLC

                         By:

                         Its:

                         GEORGE  MURNANE,  III
                         ALEXIUS  A.  DYER,  III
                         E.  JAMES  MUELLER
                         BARCLAY  G.  JONES,  III